Exhibit 99.1

SUMMARY OF MEMORANDUM OF UNDERSTANDING
BETWEEN PACIFICORP AND IDAHO POWER
REGARDING TRANSMISSION PROJECTS

PacifiCorp and Idaho Power have entered into a Memorandum of Understanding (“MOU”) on March 5, 2010. This is a summary of some of the significant terms of the MOU.

Background

A.  PacifiCorp owns and operates facilities for the transmission of electric power and energy in interstate commerce (“PacifiCorp Transmission System”).

B.  Idaho Power owns and operates facilities for the transmission of electric power and energy in interstate commerce (“Idaho Power Transmission System”; each of the PacifiCorp Transmission System and the Idaho Power Transmission System, a “Transmission System” and, collectively, the “Transmission Systems”).

C.  Each of PacifiCorp and Idaho Power have an independent obligation pursuant to their respective Open Access Transmission Tariff to plan for and expand their respective Transmission System based upon the needs of their native load customers, network customers, and eligible customers that agree to expand the Transmission System.

D.  Idaho Power has developed an integrated resource plan for service to its native load customers, and received network load and resource forecasts from its network customers that collectively demonstrate the need to evaluate expansion of Idaho Power’s Transmission System.

E.  PacifiCorp has developed an integrated resource plan for service to its native load customers, and received network load and resource forecasts from its network customers that collectively demonstrate the need to evaluate expansion of PacifiCorp’s Transmission System.

F.  The Parties are committed to the development of transmission facilities to fulfill their service obligations and to operate reliable Transmission Systems.

G.  The Parties are also committed to engaging potential stakeholders in this development process through the Northern Tier Transmission Group’s planning workgroup and other appropriate forums.

H.  The Parties have been involved in the joint development and expansion of major electric transmission facilities known as the Gateway West Project.

I.  The Parties are considering whether to modify schedules of portions of the Gateway West Project to recognize significant capital savings through participation in a combined set of projects.

J.  The Parties are also considering whether to construct new projects into Oregon, specifically the Hemingway to Boardman Project.

K.  These projects are expected to meet, in part, both Parties’ long term integrated resource planning needs.

L.  Idaho Power and PacifiCorp are parties to certain legacy agreements which grant to one another certain transmission capacity rights over portions of the other Party’s existing Transmission System. The Parties desire to consider whether to terminate these legacy agreements and replace the transmission arrangements contemplated therein with joint ownership transmission arrangements and other alternative transmission arrangements.

M.  The proposed transaction will be subject to applicable federal and state regulatory approvals and is premised upon the preservation of the Parties’ rights on behalf of, and for the benefit of, their native load customers, and to satisfy their capacity expansion responsibilities under their respective OATT.

The MOU contains some of the principal elements of the proposed transaction as currently contemplated by the Parties, which, if agreed to by the Parties, will include the following:

SUMMARY OF CERTAIN KEY TERM SHEET ELEMENTS

Parties:	Idaho Power Company, an Idaho corporation (“Idaho Power”) PacifiCorp, an Oregon corporation (“PacifiCorp”)
Legacy Agreements:

The following agreements entered into between PacifiCorp and Idaho Power and/or on file with FERC:

Idaho Power Rate Schedules 67, 87, and 149

(a) Second Restated and Amended Transmission Facilities Agreement, dated as of February 9, 2009;

(b) Restated Transmission Service Agreement, to be filed by the Parties in FERC docket number ER09-1335;

(c) Agreement for Interconnection and Transmission Services, to be filed by the Parties in FERC docket number ER09-1335;

(d) Memorandum of Understanding Between Idaho Power

Company and PacifiCorp Concerning Electric Transmission Development, dated May 7, 2007; and

(e) First Amended and Restated Agreement to Share Permitting Costs for Gateway West in Support of the National Environmental Policy Act (“NEPA”) Process, dated September 5, 2008;

PacifiCorp Rate Schedules 257, 293, 294, and 427.

(a) Antelope Substation Capacity Entitlement, Operation and Maintenance Agreement, dated October 17, 1989;

(b) Transmission Facilities, dated as of June 1, 1974;

(c) Agreement for Interconnection and Transmission Services, dated as March 19, 1982; and

(d) Draft Transmission Services Agreement, dated as of June 28, 1995.

Other legacy agreements may be identified and added by mutual agreement of the Parties.

Settlement Agreement

A settlement agreement to be entered into between PacifiCorp and Idaho Power, pursuant to which the Legacy Agreements will be terminated and the Parties will be released from all obligations and liabilities thereunder.

Purchase and Sale Agreement(s)

One or more purchase and sale agreements to be entered into between PacifiCorp and Idaho Power pursuant to which certain transmission facilities will become jointly owned by the Parties.  Each Party’s allocable transmission capacity in these transmission facilities is expected to satisfy, in part, its obligation for transmission capacity as evaluated under the termination of the Legacy Agreements and capacity expansion responsibilities under their respective OATT.

(a) PacifiCorp will sell to Idaho Power and Idaho Power will purchase from PacifiCorp an undivided ownership interest in the following transmission facilities:

(i) Goshen to Kinport 345 kV;

(ii) Antelope Substation to INL, the 230/161 kV transformer and the 161 kV bus;

(iii) Goshen 161kV and 345 kV Substations;

 (iv) Summer Lake to Hemingway section of the existing Midpoint-

Summer Lake 500 kV line;

(v) Midpoint to Hemingway section of the existing Midpoint-Summer Lake 500 kV line;

(vi) Jim Bridger to Kinport and Jim Bridger to Borah 345 kV transmission lines;

(vii) 3 Mile Knoll Substation 345 kV bus;

(viii) PacifiCorp’s Populus Substation now under construction;

(ix) PacifiCorp’s Jefferson Substation 161 kV bus; and

(x) PacifiCorp’s Big Grassy Substation 161 kV bus.

(b) Idaho Power will sell to PacifiCorp and PacifiCorp will purchase from Idaho Power an undivided ownership interest in the following transmission facilities:

(i) Borah to Midpoint and Kinport to Midpoint 345 kV lines;

(ii) Borah to Kinport 345 kV line;

(iii) Borah to Brady to Kinport 230 kV and 345 kV facilities;

(iv) Jim Bridger to Goshen 345 kV line;

(v) Goshen to Big Grassy 161 kV line;

(vi) Jim Bridger Substation 230 kV transmission facilities; and

(vi) Idaho Power’s Hemingway Substation 500 kV bus now under construction.

Joint Ownership, Operation and Maintenance Agreements (“JOOMs”)

One or more joint ownership, operation and maintenance agreements to be entered into by PacifiCorp and Idaho Power which will govern the ownership, operation and maintenance of one or more jointly owned transmission facilities.  Under each JOOM, the Parties will designate one of the Parties to serve as operator to provide for the operation, maintenance, and capital improvements and upgrades to the respective transmission facilities, with cost sharing of these services based upon the Parties’ ownership interests unless provided otherwise in the JOOM.  The Parties will establish procedures for expansion and provide for cost sharing in each JOOM.

Projects

Collection of individual transmission projects referred to below, which will be jointly owned by the Parties.  Each Party’s allocable transmission capacity in these facilities is expected to satisfy, in part, its obligation for transmission capacity as evaluated under capacity expansion responsibilities under their respective OATT:

(a) 500 kV transmission line from Boardman to Hemingway, including a substation expansion at Hemingway and Boardman and/or a new substation at North East Oregon (NEO) (“Boardman to Hemingway Line”);

(b) 500 kV transmission line from Populus to Cedar Hill to Hemingway, including a new Cedar Hill 500 kV station (“Populus to Hemingway Line”); and

(c) 500 kV transmission line from Midpoint to Cedar Hill (“Midpoint to Cedar Hill Line”).

Joint Development and Construction Agreement

An agreement to be entered into between PacifiCorp and Idaho Power, pursuant to which:

(a) PacifiCorp and Idaho Power will jointly develop and construct the Projects; and

(b) PacifiCorp and Idaho Power will be responsible for ownership share in the following transmission facilities as stated in the final JOOM(s):

(i) Boardman to Hemingway Line;

(ii) Hemingway to Cedar Hill Line; and

(iii) Midpoint to Cedar Hill Line;

Other Arrangements

In addition to the other arrangements in the Definitive Agreements described herein, PacifiCorp and Idaho Power will agree to certain other transmission arrangements which will be included in the appropriate Definitive Agreement.

Interconnection Agreements

One or more interconnection agreements to be entered into between PacifiCorp and Idaho Power, which will govern the interconnection of the transmission facilities of the Parties subject to the Definitive Agreements.

Definitive Agreements

The following agreements to be entered into by PacifiCorp and Idaho Power:

(a) Settlement Agreement;

(b) Purchase and Sale Agreements;

(c) JOOMs;

(d) Interconnection Agreements; and

(e) Joint Development and Construction Agreement: